EXHIBIT 99.3

RESORT SAVERS, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the sale purchase transaction (the “Transaction”) between Resort Savers, Inc. (the “Company”, “RSSV”, “we”, “us”, “our”) and Admall Sdn. Bhd.(“Admall”).

Resort Savers, Inc.

Pro Forma

Balance Sheet - Unaudited

April 30, 2018

	Resort Savers, Inc.	Admall Sdn. Bhd.		Proforma
	April 30, 2018	March 31, 2018	Proforma Adjustments	As Adjusted
Assets
Current assets
Cash and cash equivalents	$88,738	$-	$-	$88,738
Accounts receivable	25,504,406	182,773	-	25,687,179
Other receivable	35,777	-	-	35,777
Prepaid expenses and deposits	16,900	68,868	-	85,768
Amount due from related parties	-	168,809	-	168,809
Total Current assets	25,645,821	420,450	-	26,066,271

Property, plant and equipment, net	8,069	771,743	-	779,812
Goodwill	1,979,787	-	96,798	2,076,585
Total Assets	27,633,677	1,192,193	96,798	28,922,668

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Bank overdraft	$-	$4,071	$-	$4,071
Accounts payable and accrued liabilities	1,242,672	110,470	-	1,353,142
Short-term loan	947,400	-	-	947,400
Deferred revenue	283,799	172,513	-	456,312
Due to related parties	18,745,672	125,963	-	18,871,635
Tax payable	5,859	35,965	-	41,824
Other current payable	45,744	-	-	45,744
Total Current Liabilities	21,271,146	448,982	-	21,720,128

Deferred tax liabilities	-	61,337	-	61,337
Total Liabilities	21,271,146	510,319	-	21,781,465

Stockholders’ Equity
Preferred stock, $0.0001 par value; 15,000,000 shares authorized; no shares issued and outstanding	-	-	-	-
Common stock, $0.0001 par value; 1,000,000,000 shares authorized; 474,976,241 shares post adjustment and 74,976,241 shares pre-adjustment issued and outstanding	7,498	-	40,000	47,498
Share capital	-	1,206,475	(1,206,475)	-
Additional paid-in capital	8,306,621	-	(688,315)	7,618,306
Accumulated deficit	(5,207,598)	(577,197)	5,207,598	(577,197)
Accumulated other comprehensive loss	51,701	52,596	(51,701)	52,596
Total Resort Savers, Inc. stockholders’ equity	3,158,222	681,874	3,301,107	7,141,203
Non-controlling interest	3,204,309	-	(3,204,309)	-
Total Stockholders’ Equity	6,362,531	681,874	96,798	7,141,203
Total Liabilities and Stockholders’ Equity	$27,633,677	$1,192,193	$96,798	$28,922,668

See notes to the unaudited pro forma combined financial statements

Resort Savers, Inc.

Pro Forma

Statement of Operations and Comprehensive Loss for the three months ended April 30, 2018

(Unaudited)

	Resort Savers, Inc.	Admall Sdn. Bhd.
	Three Months Ended	Three Months Ended		Proforma
	April 30, 2018	March 31, 2018	Proforma Adjustment	As Adjusted

Revenue	$4,781,149	$211,032	$(4,781,149)	$211,032
Cost of goods sold	4,480,143	156,151	(4,480,143)	156,151
Gross Profit	301,006	54,881	(301,006)	54,881

Operating Expenses
General and administrative	308,894	190,603	(308,894)	190,603
Professional fees	22,837	-	(22,837)	-
Total Operating Expenses	331,731	190,603	(331,731)	190,603

Loss From Operations	(30,725)	(135,722)	30,725	(135,722)

Other Income (Expense)
Other income	2,658	2,071	(2,658)	2,071
Other loss	(13,754)	-	13,754	-
Interest expense	(88,315)	-	88,315	-
Total Other Income (Expense)	(99,411)	2,071	99,411	2,071

Loss Before Income Taxes	(130,136)	(133,651)	130,136	(133,651)
Provision for income taxes	1,653	20,797	(1,653)	20,797

Net Loss	(128,483)	(112,854)	128,483	(112,854)
Net (income) loss attributable to the non-controlling interest	378	-	(378)	-
Net Loss Attributable To The Shareholders Of Resort Savers, Inc.	$(128,105)	$(112,854)	$128,105	$(112,854)

Other Comprehensive Income (Loss)
Foreign currency translation adjustments	(191,954)	37,403	191,954	37,403
Total Comprehensive Loss	$(320,059)	$(75,451)	$320,059	$(75,451)
Comprehensive (income) loss attributable to the non-controlling interest	(7,505)	-	7,505	-
Total Comprehensive Loss Attributable To The Shareholders Of Resort Savers, Inc.	$(327,564)	$(75,451)	$327,564	$(75,451)

Basic and Diluted Loss per Common Share	$(0.00)	$(0.02)		$(0.00)
Basic and Diluted Weighted Average Common Shares Outstanding*	74,976,241	5,000,000		74,976,241

(1) Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

Resort Savers, Inc.

Pro Forma

Statement of Operations and Comprehensive Loss for the year ended January 31, 2018

(Unaudited)

	Resort Savers, Inc.	Admall Sdn. Bhd.
	Year Ended	Year Ended		Proforma
	January 31, 2018	December 31, 2017	Proforma Adjustment	As Adjusted

Revenue	$39,612,503	$891,875	$(39,612,503)	$891,875
Cost of goods sold	39,349,598	77,109	(39,349,598)	77,109
Gross Profit	262,905	814,766	(262,905)	814,766

Operating Expenses
General and administrative	372,491	972,124	(372,491)	972,124
Professional fees	203,825	-	(203,825)	-
Total Operating Expenses	576,316	972,124	(576,316)	972,124

Loss From Operations	(313,411)	(157,358)	313,411	(157,358)

Other Income (Expense)
Other income	-	163,959	-	163,959
Other loss	(674)	-	674	-
Interest expense	(63,224)	-	63,224	-
Total Other Income (Expense)	(63,898)	163,959	63,898	163,959

Income Before Income Taxes	(377,309)	6,601	377,309	6,601
Provision for income taxes	(6,021)	(5,461)	6,021	(5,461)

Net Income	(383,330)	1,140	383,330	1,140
Net (income) loss attributable to the non-controlling interest	62,342	-	(62,342)	-
Net Income (Loss) Attributable To The Shareholders Of Resort Savers, Inc.	$(320,988)	$1,140	$320,988	$1,140

Other Comprehensive Income (Loss)
Foreign currency translation adjustments	393,977	71,634	(393,977)	71,634
Total Comprehensive Income	$10,647	$72,774	$(72,989)	$72,774
Comprehensive (income) loss attributable to the non-controlling interest	(134,103)	-	134,103	-
Total Comprehensive Income (Loss) Attributable To The Shareholders Of Resort Savers, Inc.	$(123,456)	$72,774	$61,114	$72,774

Basic and Diluted Loss per Common Share	$0.00	$0.00		$0.00
Basic and Diluted Weighted Average Common Shares Outstanding*	74,976,241	5,000,000		74,976,241

* Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

Resort Savers, Inc.

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On May 16, 2018, Resort Savers, Inc. (the “Company”, “RSSV”, “we”, “us”, “our”), a company incorporated under the laws of the State of Nevada, USA, entered into a share exchange agreement (the “SEA”) with Admall Sdn. Bhd.(“Admall”) and Admall’s shareholders whereby the Company issued 400,000,000 new common shares in exchange for all of the issued and outstanding ordinary shares of Admall, which totaled 5,000,000. Admall is a private limited liability company, incorporated and domiciled in Malaysia. The transaction under the SEA has been accounted for as a reverse-merger and recapitalization of the Company where the Company (the legal acquirer) is considered the accounting acquiree and Admall (the legal acquiree) is considered the accounting acquirer. As a result of this transaction, the Company is deemed to be a continuation of the business of Admall.

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheets have been derived from the historical March 31, 2018 balance sheet of Admall after giving effect to the acquisition with Resort Savers, Inc. The pro forma balance sheet and statement of operations and comprehensive loss present this transaction as if they had been consummated as of March 31, 2018 as required under Article 11 of Regulation S-X.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. The pro forma adjustments presented in the pro forma condensed combined balance sheet and statement of operations are described in Note 3— Pro Forma Adjustments.

The unaudited pro forma combined financial information is for illustrative purposes only. These companies may have performed differently had they actually been combined for the periods presented. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the merger. Unaudited pro forma financial information and the notes thereof should be read in conjunction with the accompanying historical financial statements of Admall included elsewhere in this report.

2. ACCOUNTING PERIODS PRESENTED

Certain pro forma adjustments were made to conform Admall’s accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet as of April 30, 2018 is presented as if the Admall acquisition had occurred on April 30, 2018 and combines the historical balance sheet of the Company at April 30, 2018 and the historical balance sheet of Admall at March 31, 2018.

The unaudited pro forma condensed combined statement of operations and comprehensive loss of the Company and Admall for the period ended April 30, 2018 are presented as if the acquisition had taken place on April 30, 2018. The pro forma statement of operations and comprehensive loss for the period ended April 30, 2018 combines the historical results of the Company for the three months ended April 30, 2018 and the historical results of Admall for three months ended March 31, 2018.

The unaudited pro forma combined statement of operations and comprehensive loss for the year ended January 31, 2018 has been prepared by combining the Company’s historical consolidated statement of operations for the year ended January 31, 2018, with the historical consolidated statement of income of Admall for the year ended December 31, 2017.

3. PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet and statement of operations and comprehensive loss are as follows:

•	To record 400,000,000 shares of RSSV unregistered common stock issued in exchange for 5,000,000 shares of common stock of Admall Trading Group Limited and recognize goodwill from this acquisition.
•	To eliminate the equity account of RSSV incurred before the date of the SEA and adjust share capital of Admall.
•	To eliminate the revenue and expenses of RSSV incurred before the date of the SEA.